Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We the undersigned hereby certify that to the best of our knowledge:

1.	this annual report on Form 20-F of BT Group plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of BT Group plc.

Date: May 21, 2020	/s/ Philip Jansen

	Name:	Philip Jansen
	Title:	Chief Executive

Date: May 21, 2020	/s/ Simon Lowth

	Name:	Simon Lowth
	Title:	Chief Financial Officer

1